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                                                                      Exhibit 21

List of Subsidiaries of the Company

                         SENSORMATICS ELECTRONICS CORP
                              LIST OF SUBSIDIARIES

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OPERATING COMPANIES OR ORGANIZATION                            PLACE OF INCORPORATION
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
      Sensormatic Canada, Inc.                                 Canada
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      Sensormatic Electronics Corporation (Puerto Rico)        Delaware
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      Sensormatic, SA de CV                                    Mexico
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      Sensormatic del Caribe, Inc.                             Puerto Rico
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      Sensormatic Electronics S. de R.L. de C.V.               Mexico
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      All Security Systems N.V.                                Belgium
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      Sensormatic Commercial/Industrial GmbH                   Germany
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      Sensormatic Commercial/Industrial S.A.                   Belgium
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      Knogo Nederland B.V.                                     Netherlands
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      Sensormatic Technologies S.A.R.L.                        France
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      Sensormatic AB                                           Sweden
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      Sensormatic A.G.                                         Switzerland
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      Sensormatic A/S                                          Denmark
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      Sensormatic Technology, Inc.                             Delaware
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      Sensormatic B.V.                                         Netherlands
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      Sensormatic CamEra Ltd.                                  United Kingdom
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      Sensormatic Distribution Inc.                            Delaware (primary operation in Switz)
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      Sensormatic E.C., S.A.                                   Spain
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      Sensormatic E.C., S.R.L.                                 Italy
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      Sensormatic France S.A.R.L.                              France
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      Sensormatic Ges.m.b.H                                    Austria
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      Sensormatic GmbH                                         Germany
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      Sensormatic Electronics Corporation Ireland Limited      Ireland
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      Sensormatic European Distribution Ltd.                   Ireland
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      Sensormatic Finance Limited                              United Kingdom
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      SEC Investments of Ireland                               Ireland
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      Sensormatic Ireland Limited                              Ireland
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      Sensormatic International Ltd.                           United Kingdom
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      Sistemas De Proteccao Desenvolvidas L.D.                 Portugal
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      Sensormatic Proteccao Contra O Furto, L.D.               Portugal
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      Sensormatic Limited                                      United Kingdom
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      Sensormatic S.A.                                         Belgium
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      Sensormatic OY                                           Finland
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      Sensormatic Kft.                                         Hungary
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      CCTV Limited                                             United Kingdom
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      Knogo (U.K.) Limited                                     United Kingdom
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      Sensormatic Security Solutions Limited                   United Kingdom
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      Sensormatic Asia/Pacific, Inc                            Delaware (primary operations in Singapore)
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      Sensormatic Australia Pty Limited                        Australia
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      Sensormatic Hong Kong Limited                            Hong Kong
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      Sensormatic New Zealand Limited                          New Zealand
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      Sensormatic Iberia, Inc.                                 Delaware
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      International Financing, Inc.                            Delaware
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      Sensormatic (Barbados) Export, Inc.                      Barbados
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      Sensormatic Cayman Finance Ltd.                          Cayman Islands
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      Sensormatic Cayman L.P.                                  Cayman Islands
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      Sensormatic Distribution & Holdings B.V.                 Netherlands
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      Sensormatic C/I Ltd.                                     United Kingdom
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      Sensormatic International, Inc.                          Delaware
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      Sensormatic Investments Associates B.V.                  Netherlands
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      SEC Investments of Canada Ltd.                           Canada
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      Sensormatic Investments Ltd.                             United Kingdom
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      Sensormatic S.A.R.L.                                     France
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      Sensormatic (U.K.) Ltd.                                  United Kingdom
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      Kingsclere Investments Ltd.                              United Kingdom
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      Sensormatic do Brasil Electronica Ltda.                  Brazil
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      Sensorcol S.A.                                           Colombia
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      MINEX Ltda.                                              Colombia
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      Sensormatic Argentina, SA                                Argentina
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      Senelbra, Ltda.                                          Brazil
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      Alarm-Tek Comercio E Participacoes Ltda.                 Brazil
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      Sensor Brazil Sistemas Comercio & Locacoes Ltda.         Brazil
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      Alarm-Tek Do Brasil Sistemas De Vigilancia Ltda.         Brazil
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      Knogo Latin America SA                                   Uruguay
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      Sensormatic Electronics (Shen Yang) Co., Ltd             China
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      SEC do Brasil Ltda.                                      Brazil
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      Sensormatic International Holding I, Inc.                Delaware
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      Sensormatic International Holding II, Inc.               Delaware
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      Sensormatic EC Services SA                               Spain
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      Sensormatic Electronics                                  Mauritius
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      Sensormatic Poland Sp z.o.o.                             Poland
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      Knogo Sweden AB                                          Sweden
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      Knogo RFMM Valularm AB                                   Sweden
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      Sakertrax, Inc.                                          Delaware
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      Intellectual Systems Ltd.                                Northern Ireland
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      CEM Systems Ltd.                                         Northern Ireland
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      CEM (HK) Ltd.                                            Hong Kong
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      CEM Access, Inc.                                         Delaware
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      WHC Hong Kong                                            Hong Kong
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

All companies listed herein are wholly-owned by the Company, directly or indirectly, with the exception of Sensormatic do Brasil Electronica Ltda.